UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  March 5, 2021 (March 2, 2021)
(Date of Earliest Event Reported)

NIC Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25501 West Valley Parkway, Suite 300
Olathe,Kansas 66061
(Address of principal executive offices and zip code)

(877) 234-3468
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EGOV	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.
On March 2, 2021, NIC Inc., a Delaware corporation (“NIC”), awarded a one-time retention bonus award of $250,000 (the “Retention Bonuses”), less all applicable withholding and other authorized deductions, to each of Jayne Friedland Holland, NIC’s Chief Security Officer, William A. Van Asselt, NIC’s General Counsel and Secretary, and Douglas Rogers, NIC’s Senior Vice President of Strategic Initiatives, in order to reward them for their efforts in consummating the transactions contemplated by the previously announced merger agreement (the “Merger Agreement”) entered into between NIC, Tyler Technologies, Inc., a Delaware corporation (“Tyler Technologies”), and Topos Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Tyler Technologies, and to incentivize them to continue to assist in bringing such transactions to a successful closing (the “Closing”). The Retention Bonuses will be paid in a lump sum cash payment on the date of the Closing, subject to the executives’ continued employment with the Company on such date.  If the transactions contemplated by the Merger Agreement are not completed or an executive’s employment with the Company is terminated for any reason prior to the Closing, the executive will not be entitled to the payment of the Retention Bonus.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws.  Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain the Stockholder Approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the transaction under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on Tyler Technologies or NIC or their respective businesses, including the risks that Tyler Technologies’ or NIC’s stock price may decline significantly if the transaction is not completed; (3) the effects that the announcement or pendency of the merger may have on Tyler Technologies or NIC and their respective business, including the risks that as a result (a) NIC’s business, operating results or stock price may suffer, (b) NIC’s current plans and operations may be disrupted, (c) NIC’s ability to retain or recruit key employees may be adversely affected, (d) NIC’s business relationships (including, customers and suppliers) may be adversely affected, or (e) NIC’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on NIC’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against NIC and others; (6) the risk that the transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of NIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that NIC has filed or files with the SEC.  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Tyler Technologies nor NIC assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Tyler Technologies and NIC.  In connection with the proposed transaction, NIC plans to file a proxy statement with the SEC.  STOCKHOLDERS OF NIC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT NIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by NIC at the SEC’s website at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on NIC’s Investor Relations website at https://ir.egov.com/

Participants in Solicitation

NIC and Tyler Technologies and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding NIC’s directors and executive officers is available in its proxy statement filed with the SEC on March 12, 2020.  Information regarding Tyler Technologies’ directors and executive officers is available in its proxy statement filed with the SEC on April 1, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  Investors should read the proxy statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Section 9 - Financial Statements and Exhibits

Item 9.01Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
10.1	Retention Bonus Award Letter
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

Date: March 5, 2021	By	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer